EXHIBIT 31.1

CERTIFICATION

I, Michael Benstock, certify that:

1.	I have reviewed this Form 10-K/A amendment to the annual report on Form 10-K of Superior Uniform Group, Inc. originally filed on March 16, 2005, and amended as of April 27, 2005;

2.	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Superior Uniform Group, Inc. as of, and for, the periods presented in this annual report;

4.	Superior Uniform Group, Inc.’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined by Exchange Act Rules 13a-15(f) and 15d-15(f) for Superior Uniform Group, Inc. and we have:

a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Superior Uniform Group, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of Superior Uniform Group, Inc.’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation and

d) disclosed in this report any change in Superior Uniform Group’s internal control over financial reporting that occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Superior Uniform Group’s internal control over financial reporting; and

5.	Superior Uniform Group, Inc.’s other certifying officer and I have disclosed, based on our most recent evaluation, to Superior Uniform Group, Inc.’s auditors and the audit committee of Superior Uniform Group, Inc.’s board of directors:

a) all significant deficiencies in the design or operation of internal controls which are reasonably likely to adversely affect Superior Uniform Group, Inc.’s ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in Superior Uniform Group, Inc.’s internal controls over financial reporting.

Date: April 28, 2005

/s/ Michael Benstock
Michael Benstock Chief Executive Officer